UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  November 12, 2004
(Date of earliest event reported)



                 Deutsche Mortgage & Asset Receiving Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    333-112636             04-3310019
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                        Identification No.)


             60 Wall Street
             New York, New York                                      10005
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (212) 250-2500
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            -------------

      Attached hereto as Exhibit 99.1 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for the COMM 2004-LNB4 Commercial Mortgage Pass-Through Certificates. On November 9, 2004, Deutsche Mortgage & Asset Receiving Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as Depositor, GMAC Commercial Mortgage Corporation, as Servicer, Midland Loan Services, Inc., as Special Servicer, Wells Fargo Bank, N.A., as Trustee and LaSalle Bank National Association, as Bond Administrator and Paying Agent, of the COMM 2004-LNB4 Commercial Mortgage Pass-Through Certificates, issued in twenty-two classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-1A, Class B, Class C and Class D Certificates are being offered by the Prospectus dated October 20, 2004, as supplemented by the Prospectus Supplement dated October 27, 2004.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

  99.1 Pooling and Servicing Agreement, dated as of November 1, 2004, by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, GMAC Commercial Mortgage Corporation, as Servicer, Midland Loan Services, Inc., as Special Servicer, Wells Fargo Bank, N.A., as Trustee, and LaSalle Bank National Association, as Bond
                                         Administrator and Paying Agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEUTSCHE MORTGAGE & ASSET
                                      RECEIVING CORPORATION

Date: November 16, 2004

                                   By: /s/ Helaine M. Kaplan
                                      ----------------------------------------
                                   Name:   Helaine M. Kaplan
                                   Title:  President


                                   By: /s/ Andrew Cherrick
                                      ----------------------------------------
                                   Name:   Andrew Cherrick
                                   Title:  Vice President

                                     INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

99.1                            Pooling and Servicing Agreement,       E
                                dated as of November 1, 2004, by
                                and among Deutsche Mortgage &
                                Asset Receiving Corporation, as
                                Depositor, GMAC Commercial
                                Mortgage Corporation, as
                                Servicer, Midland Loan Services,
                                Inc., as Special Servicer, Wells
                                Fargo Bank, N.A., as Trustee, and
                                LaSalle Bank National
                                Association, as Bond
                                Administrator and Paying Agent.